SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 13, 1999



                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)




        0-27266                                        36-3154957
(Commission File Number)                (I.R.S. Employer Identification Number)



750 North Commons Drive, Aurora, Illinois                         60504
(Address of principal executive offices)                       (Zip Code)



                                 (630) 898-2500
              (Registrant's telephone number, including area code)

    ITEM 5.       OTHER EVENTS

         On December 13, 1999, Westell Technologies, Inc. ("Westell") released a Press Release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference, which announced the proposed merger of a subsidiary of Westell with and into Teltrend Inc. ("Teltrend"). A copy of the Merger Agreement related to the proposed transaction is attached hereto as Exhibit 99.2.

         The merger is subject to conditions to closing including, without limitation, approval of the Merger Agreement by Teltrend's stockholders; the approval of Westell's stock issuance and related transactions by Westell's stockholders; and the receipt of antitrust clearances.

         In connection with the Merger Agreement, Robert C. Penny III and Melvin
         J. Simon, who together currently hold voting power over 18,907,908 shares of Westell's Class B common stock (approximately 80% of Westell's current total outstanding voting power), entered into a Voting Agreement with Teltrend. Under the Voting Agreement, Messrs. Penny and Simon have agreed, individually and as trustees of various trusts holding Westell stock, to vote all shares of Westell stock over which they have direct or indirect voting power in favor of the merger-related transactions if a majority of those Westell stockholders who are neither directors or officers of Westell nor members of the Penny or Simon families vote in favor of these transactions. A copy of the Voting Agreement is attached hereto as Exhibit 99.3.


         Also in connection with the proposed transaction, Westell executed letter agreements with the holders of its outstanding Subordinated Secured Convertible Debentures. Pursuant to these letter agreements, copies of which are attached hereto as Exhibits 99.4(a)-(c), the holders of the debentures and related warrants waived certain rights which could arise in connection with the proposed transaction and Westell amended the exercise price of the warrants to $5.9208 per share.

     ITEM 7.      Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WESTELL TECHNOLOGIES, INC.



                                                By: /s/ Robert H. Gaynor
                                                   ----------------------------
                                                       Robert H. Gaynor
                                                       Chairman, Chief Executive
                                                        Officer

    Dated: December 17, 1999

                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number   Description
------   -----------

99.1     Press Release dated December 13, 1999.

99.2 Agreement and Plan of Merger, dated December 13, 1999, among Teltrend Inc., Westell Technologies Inc. and Theta Acquisition Corp.

99.3 Voting Agreement, dated December 13, 1999, among Robert C. Penny III and Melvin J. Simon, individually and as trustees of various trusts, and Teltrend Inc.

99.4(a)  Letter   Agreement,   dated   December   13,  1999,   between   Westell
         Technologies, Inc. and Capital Ventures International

99.4(b)  Letter   Agreement,   dated   December   13,  1999,   between   Westell
         Technologies, Inc. and Castle Creek Technology Partners LLC

99.4(c)  Letter   Agreement,   dated   December   13,  1999,   between   Westell
         Technologies, Inc. and Marshall Capital Management, Inc.